UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                               _________________


                                   FORM 8-K


                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported): February 2, 2005


                              Steven Madden, Ltd.
            (Exact Name of Registrant as Specified in its Charter)


        Delaware                      0-23702                13-3588231
(State or Other Jurisdiction      (Commission File         (IRS Employer
      of Incorporation)               Number)              Identification No.)


               52-16 Barnett Avenue, Long Island City, New York
                   (Address of Principal Executive Offices)


                                     11104
                                  (Zip Code)


                                (718) 446-1800
             (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

         On February 2, 2005, Steven Madden, Ltd. (the "Company") entered into a settlement agreement (the "Settlement Agreement") with Barington Companies Equity Partners, L.P., Barington Companies Investors, LLC, James Mitarotonda, Barington Companies Offshore Fund, Ltd. (BVI), Barington Companies Advisors, LLC, Barington Capital Group, L.P., LNA Capital Corp., Parche, LLC, Starboard Value & Opportunity Fund, LLC, Admiral Advisors, LLC, Ramius Capital Group, LLC, C4S & Co., LLC, Peter A. Cohen, Morgan B. Stark, Jeffrey M. Solomon, Thomas W. Strauss, RJG Capital Partners, LP, RJG Capital Management, LLC and Ronald Gross (the foregoing individuals and entities being collectively referred to herein as the "Barington Group"). The Settlement Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference. On February 2, 2005, the Company issued a press release which includes a brief description of the terms and conditions of the Settlement Agreement. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

         (c) Exhibits.

         The following exhibits are filed as part of this report:

Exhibit
Number          Description
-------         -----------

Exhibit 99.1 Settlement Agreement, dated February 2, 2005, between the Company and the Barington Group

Exhibit 99.2    Press release, dated February 2, 2005

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      STEVEN MADDEN, LTD.


Date: February 2, 2005                By: /s/ Jamieson A. Karson
                                         -----------------------------------
                                         Jamieson A. Karson
                                         Chairman and Chief Executive Officer

                                 EXHIBIT INDEX

Exhibit
Number           Description
-------          -----------

99.1 Settlement Agreement, dated February 2, 2005, between the Company and the Barington Group

99.2             Press release, dated February 2, 2005